UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

uniQure N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-36294	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paasheuvelweg 25a, 1105 BP Amsterdam, The Netherlands	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +31-20-240-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Shares, par value €0.05 per share	QURE	The Nasdaq Stock Market LLC
The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 2, 2026, uniQure N.V. (the “Company”) issued a press release announcing the U.S. Food and Drug Administration (“FDA”) has accepted for review the Biologics License Application (“BLA”) for ifezuntirgene inilparvovec, an investigational gene therapy for the treatment of Huntington’s disease submitted under the Accelerated Approval pathway.

The information provided in this Item 7.01, including the accompanying Exhibit 99.1, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference.

Item 8.01 Other Events.

On November 2, 2026, the Company announced the FDA has accepted for review the BLA for ifezuntirgene inilparvovec, an investigational gene therapy for the treatment of Huntington’s disease submitted under the Accelerated Approval pathway.  The application has been granted Priority Review with a Prescription Drug User Fee Act (“PDUFA”) target action date of May 1, 2027. In its acceptance letter, the FDA stated that they are tentatively planning to discuss this application at an Advisory Committee meeting.

The BLA is supported by the previously announced 36-month data analysis from the Phase I/II clinical study of ifezuntirgene inilparvovec, compared to a propensity score-matched external control derived from the Enroll-HD natural history database, as previously announced on September 24, 2025.

The Company and FDA have aligned on key elements of the confirmatory study design. The study is designed as a randomized, standard-of-care trial enrolling approximately 200 patients in a 2:1 ratio of ifezuntirgene inilparvovec to standard of care, with Total Functional Capacity (“TFC”) as the primary endpoint at 36 months. The Company plans to initiate patient screening in the U.S. by the end of 2026.

Ifezuntirgene inilparvovec is the first investigational therapy for Huntington’s disease to have received Breakthrough Therapy and Regenerative Medicine Advanced Therapy (“RMAT”) designations from the FDA. Ifezuntirgene inilparvovec also holds Fast Track designation from the FDA.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as "anticipate," "believe," "could," “establish,” "estimate," "expect," "goal," "intend," "look forward to", "may," "plan," "potential," "predict," "project," “seek,” "should," "will," "would" and similar expressions and the negatives of those terms. Forward-looking statements are based on management's beliefs and assumptions and on information available to management only as of the date of this report.

Examples of these forward-looking statements include, but are not limited to, statements concerning: the Company’s beliefs related to the review and approval of its biologics license application (“BLA”) for ifezuntirgene inilparvovec; expectations regarding the adequacy of clinical data to support the marketing application and approval of ifezuntirgene inilparvovec; expectations regarding timing of receiving potential approval of, ifezuntirgene inilparvovec; whether the FDA will hold an advisory committee to discuss the BLA and the timing of such review and approval based on the Prescription Drug User Fee Act (“PDUFA”) target action date of May 1, 2027 for the BLA; and its belief related to the potential for ifezuntirgene inilparvovec, if approved, to meaningfully reduce disease progression based on the Company’s evaluation and view of certain measurements of disease progression. The Company’s actual results could differ materially from those anticipated in these forward-looking statements for many reasons. These risks and uncertainties include, among others: the risk that the FDA ultimately concludes that the Phase I/II trial data and/or the confirmatory trial data are not sufficient to support accelerated approval; the risk that more patient data become available that results in a different interpretation than the one derived from the year three and four data analyses, respectively; risks related to the Company’s interactions with regulatory authorities, which may affect the pathways to regulatory approval; whether RMAT designation, Breakthrough Therapy designation, or any accelerated pathway, if granted, will lead to regulatory approval; the Company’s ability to conduct and fund any required confirmatory study for ifezuntirgene inilparvovec; the Company’s ability to successfully complete any required confirmatory study for ifezuntirgene inilparvovec; the risk that accelerated approval, if granted, may be subject to post-approval requirements that are difficult or costly to satisfy; and the Company’s ability to continue to build and maintain the infrastructure and personnel needed to commercialize ifezuntirgene inilparvovec, if approved. These risks and uncertainties are more fully described under the heading "Risk Factors" in the Company’s periodic filings with the U.S. Securities & Exchange Commission (“SEC”), including its Annual Report on Form 10-K filed with the SEC on March 2, 2026, its Quarterly Report on Forms 10-Q filed with the SEC on May 5, 2026 and July 29, 2026, respectively, and in other filings that the Company makes with the SEC from time to time. Given these risks, uncertainties and other factors, you should not place undue reliance on these forward-looking statements and, except as required by law, the Company assumes no obligation to update these forward-looking statements, even if new information becomes available in the future.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press Release of uniQure N.V. dated November 2, 2026

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQURE N.V.

Date: November 2, 2026	By:	/s/ Jeannette Potts
JEANNETTE POTTS
Chief Legal and Compliance Officer